EXHIBIT 99.1

Home BancShares, Inc. Announces 39.2 Percent Increase in Earnings

CONWAY, Ark., July 19, 2007 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced a 39.2% increase in the second quarter 2007 earnings over the earnings for the same period last year. The record second quarter earnings were $5.1 million, or $0.29 diluted earnings per share for the quarter ended June 30, 2007, compared to earnings of $3.6 million, or $0.25 diluted earnings per share for the same period in 2006.

For the six months ended June 30, 2007, net income totaled $9.8 million, a 37.3% increase over net income of $7.2 million for the first six months of 2006. Diluted earnings per share for the first six months of 2007 were $0.56, compared to $0.49 for the comparable period in 2006, an increase of $0.07 per share.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.30 and $0.27 for the second quarter of 2007 and 2006, respectively. Cash diluted earnings per share for the first six months of 2007 were $0.59, compared to $0.53 for the comparable period in 2006, an increase of $0.06 per share.

"With record net income and solid loan growth combined with an improvement in net interest margin, we are pleased with our financial performance during the second quarter of 2007," said John W. Allison, Chairman and Chief Executive Officer.

Operating Highlights

Net interest income for the second quarter of 2007 increased 9.0% to $16.7 million compared to $15.4 million for the second quarter of 2006. Net interest margin, on a fully taxable equivalent basis, was 3.51% in the quarter just ended compared to 3.52% in the second quarter of 2006, a modest decrease of one basis point. The Company's second quarter 2007 net interest margin of 3.51% reflected an increase of nine basis points from the first quarter's 3.42%. During 2006, competitive pressures and a slightly inverted yield curve put pressure on the Company's net interest margin. The current competitive pressures have eased somewhat during 2007 allowing the Company to improve net interest margin on a linked quarter basis by achieving strong loan growth that was funded by both the run off in the investment portfolio and more reasonably priced interest-bearing liabilities.

Net interest income for the six months ended June 30, 2007 increased 8.7% to $32.8 million compared to $30.2 million for the six months ended June 30, 2006. The Company's net interest margin, on a fully taxable equivalent basis, for the first half of 2007 was 3.47%, a decrease of six basis points from 3.53% in the first half of 2006.

Non-interest income for the second quarter of 2007 was $6.6 million compared with $4.6 million for the second quarter of 2006, a 43.1% increase. Non-interest income for the six months ended June 30, 2007 was $12.8 million compared to $9.0 million for the six months ended June 30, 2006, a 42.1% increase. The increase in non-interest income is the result of various items including organic growth, particularly from service charges on deposits; an increase in other service charges and fees related to our improved position to retain more of the interchange fees on our electronic banking transactions and benefits associated with our recent purchase of bank owned life insurance. The second quarter of 2007 also includes a $167,000 gain on premises and equipment. This gain was associated with the final settlement of insurance proceeds associated with the damage incurred by the storm surge during hurricane Wilma, which struck the Florida Keys during the fourth quarter of 2005.

Non-interest expense for the second quarter of 2007 was $15.5 million compared with $14.1 million for the second quarter of 2006, an increase of 9.7%. Non-interest expense for the six months ended June 30, 2007 was $30.3 million compared to $27.8 million for the six months ended June 30, 2006, a 9.0% increase. The increase is the result of the continued expansion of the Florida market combined with the normal increased cost of doing business.

Financial Condition

Total loans were $1.53 billion at June 30, 2007 compared to $1.33 billion at June 30, 2006, an increase of 14.8%. Total deposits were $1.64 billion at June 30, 2007 compared to $1.52 billion at June 30, 2006, an increase of 8.1%. Total assets were $2.24 billion at June 30, 2007, a 9.6% increase from $2.04 billion at June 30, 2006.

Nonperforming loans as a percent of total loans was 1.25% as of June 30, 2007 compared to 0.60% as of June 30, 2006. Nonperforming assets as a percent of total assets were 0.86% as of June 30, 2007 compared to 0.42% as of June 30, 2006.

The Company's allowance for loan losses was $28.1 million at June 30, 2007, or 1.84% of total loans, compared to $25.2 million, or 1.90% of total loans, at June 30, 2006. As of June 30, 2007, the Company's allowance for loan losses equaled 147% of its total nonperforming loans compared to 319% as of June 30, 2006.

Mr. Allison stated, "As we have noted in previous quarterly reports, one of our acquisition and development loans in the northwest Arkansas market is experiencing cash flow problems. Even though this $11.3 million credit is not past due; we felt it prudent to put the loan on non-accrual status during the second quarter resulting in a $160,000 reduction in interest income during the quarter. We believe that this conservative stance is the right thing to do at this time and the best way to move forward. In spite of an 83 basis point increase in our non-performing loans to total loans on a linked quarter basis, we are comfortable the Company's reserves levels are adequate to absorb any losses in the loan portfolio."

Stockholders' equity was $238.4 million at June 30, 2007 compared to $210.4 million at June 30, 2006, an increase of 13.3%. Book value per common share was $13.83 at June 30, 2007 compared to book value per common share with preferred converted to common of $12.52 at June 30, 2006, a 10.5% increase. The increases in stockholders' equity and book value per share during the prior twelve months were primarily the result of the proceeds from the over-allotment associated with Company's initial public offering and retained earnings.

Branch Expansion

During the first six months of 2007, the Company opened three de novo branch locations. These branch locations are located in the Florida communities of Key West and Key Largo plus Quitman, Arkansas. Presently, the Company has plans for three additional de novo branch locations in the Arkansas communities of Searcy (2) and Bryant.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CDT (2:00 EDT) on Thursday, July 19, 2007. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 244181, which will be available until July 27, 2007 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with five wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida.

                           Home BancShares, Inc.
                  Consolidated End of Period Balance Sheets
                                (Unaudited)

                 Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
 (In thousands)    2007       2007       2006       2006       2006
 ------------  ---------- ---------- ---------- ---------- ----------
     ASSETS
     ------
  Cash and due
   from banks  $   51,110 $   57,998 $   53,004 $   45,216 $   50,516
  Interest-
   bearing
   deposits
   with other
   banks            2,431      2,962      6,696        831      1,406
               ---------- ---------- ---------- ---------- ----------
   Cash and
    cash
    equivalents    53,541     60,960     59,700     46,047     51,922
  Federal funds
   sold            10,182     10,685      9,003     31,081     11,102
  Investment
   securities -
   available
   for sale       458,782    476,534    531,891    509,203    515,063
  Loans
   receivable   1,525,013  1,475,376  1,416,295  1,387,279  1,328,351
  Allowance for
   loan losses    (28,112)   (26,934)   (26,111)   (25,952)   (25,245)
               ---------- ---------- ---------- ---------- ----------
   Loans
    receivable,
    net         1,496,901  1,448,442  1,390,184  1,361,327  1,303,106
  Bank premises
   and
   equipment,
   net             64,656     60,751     57,339     54,407     52,556
  Foreclosed
   assets held
   for sale           182        327        435        732        611
  Cash value of
   life
   insurance       46,862     42,746     42,149      7,008      6,954
  Investments in
   unconsolidated
   affiliates      14,836     12,336     12,449     12,609     12,634
  Accrued
   interest
   receivable      14,847     14,331     13,736     13,894     12,587
  Deferred
   tax asset,
   net             11,023      8,455      8,361      9,043     11,903
  Goodwill         37,527     37,527     37,527     37,527     37,527
  Core deposit
   and other
   intangibles      8,580      9,019      9,458      9,897     10,336
  Other assets     22,002     21,463     18,416     20,723     17,186
               ---------- ---------- ---------- ---------- ----------
   Total
    assets     $2,239,921 $2,203,576 $2,190,648 $2,113,498 $2,043,487
               ========== ========== ========== ========== ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------

 Liabilities
  Deposits:
   Demand and
    non-
    interest-
    bearing    $  224,675 $  228,716 $  215,142 $  218,846 $  230,818
   Savings and
    interest-
    bearing
    transaction
    accounts      612,853    606,593    582,425    532,579    531,319
   Time
    deposits      805,485    792,951    809,627    806,108    757,070
               ---------- ---------- ---------- ---------- ----------
   Total
    deposits    1,643,013  1,628,260  1,607,194  1,557,533  1,519,207
  Federal funds
   purchased           --     25,450     25,270         --     10,005
  Securities
   sold under
   agreements
   to
   repurchase     127,392    128,335    118,825    116,339    121,826
  FHLB and
   other
   borrowed
   funds          175,455    127,842    151,768    157,117    126,319
  Accrued
   interest
   payable and
   other
   liabilities     11,061     12,192     11,509     12,233     11,069
  Subordinated
   debentures      44,618     44,640     44,663     44,686     44,708
               ---------- ---------- ---------- ---------- ----------
   Total
   liabilities  2,001,539  1,966,719  1,959,229  1,887,908  1,833,134
               ---------- ---------- ---------- ---------- ----------

  Stockholders'
   equity

  Preferred
   stock A             --         --         --         --         21
  Preferred
   stock B             --         --         --         --          2
  Common stock        172        172        172        172        146
  Capital
   surplus        195,257    194,930    194,595    194,406    187,847
  Retained
   earnings        50,333     45,875     41,544     37,496     33,687
  Accumulated
   other
   comprehensive
   loss            (7,380)    (4,120)    (4,892)    (6,484)   (11,350)
               ---------- ---------- ---------- ---------- ----------
   Total
    stockholders'
    equity        238,382    236,857    231,419    225,590    210,353
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities
    and
    stockholders'
    equity     $2,239,921 $2,203,576 $2,190,648 $2,113,498 $2,043,487
               ========== ========== ========== ========== ==========

                                    Home BancShares, Inc.
                             Consolidated Statements of Income
                                        (Unaudited)

                                        Quarter Ended
                          -------------------------------------------
                          Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
  (In thousands)            2007     2007     2006     2006     2006
  ----------------        -------  -------  -------  -------  -------
 Interest income
   Loans                  $29,776  $28,288  $27,559  $26,748  $24,003
   Investment securities
     Taxable                4,273    4,586    4,705    4,738    4,711
     Tax-exempt             1,025    1,026      938      883      965
   Deposits - other banks      30       49       36       38       24
   Federal funds sold          40      235      447       51      183
                          -------  -------  -------  -------  -------

 Total interest income     35,144   34,184   33,685   32,458   29,886
                          -------  -------  -------  -------  -------

  Interest expense
    Interest on deposits   14,091   14,133   13,530   12,010   11,144
    Federal funds
     purchased                247      205       53      178      154
    FHLB and other
     borrowed funds         2,033    1,811    1,840    1,825    1,486
    Securities sold
     under agreements
     to repurchase          1,281    1,224    1,298    1,258      994
  Subordinated
   debentures                 747      749      746      751      745
                          -------  -------  -------  -------  -------
  Total interest expense   18,399   18,122   17,467   16,022   14,523
                          -------  -------  -------  -------  -------

  Net interest income      16,745   16,062   16,218   16,436   15,363
   Provision for loan
    losses                    680      820      584      649      590
                          -------  -------  -------  -------  -------
  Net interest income
   after provision for
   loan losses             16,065   15,242   15,634   15,787   14,773
                          -------  -------  -------  -------  -------

  Non-interest income
   Service charges on
    deposit accounts        2,669    2,588    2,778    2,354    2,263
   Other service
    charges and fees        1,334    1,500      906      541      584
   Trust fees                  30       24      184      166      169
   Data processing fees       209      218      176      215      215
   Mortgage banking income    478      348      451      435      439
   Insurance commissions      171      289      140      153      205
   Income from title
    services                  238      156      205      233      282
   Increase in cash value
    of life insurance         617      598      143       55       55
   Dividends from FHLB,
    FRB & bankers' bank       207      227      219      180      154
   Equity in loss of
    unconsolidated
    affiliate                 (56)    (114)    (166)     (65)     (32)
   Gain on sale of
    SBA loans                 170       --       38       --       --
   Gain on sale of
    premises and
    equipment, net            167       14        6      129       26
   Gain on sale of
    securities, net            --       --       --       --        1
   Other income               349      357      349      302      238
                          -------  -------  -------  -------  -------
 Total non-interest
  income                    6,583    6,205    5,429    4,698    4,599
                          -------  -------  -------  -------  -------

  Non-interest expense
   Salaries and
    employee benefits       7,757    7,440    7,190    7,376    7,399
   Occupancy and
    equipment               2,342    2,210    2,361    2,223    2,123
   Data processing
    expense                   670      644      618      651      670
   Other operating
    expenses                4,748    4,447    4,310    3,987    3,951
                          -------  -------  -------  -------  -------

 Total non-interest
  expense                  15,517   14,741   14,479   14,237   14,143
                          -------  -------  -------  -------  -------

  Income before
   income taxes             7,131    6,706    6,584    6,248    5,229
    Income tax expense      2,070    1,945    2,106    1,960    1,593
                          -------  -------  -------  -------  -------
  Net income              $ 5,061  $ 4,761  $ 4,478  $ 4,288  $ 3,636
                          =======  =======  =======  =======  =======

                              Six Months Ended
                             ------------------
                             Jun. 30,   Jun. 30,
                               2007       2006
                             -------    -------

 (In thousands)
 ----------------
 Interest income
   Loans                     $58,064    $45,845
   Investment securities
     Taxable                   8,859      9,436
     Tax-exempt                2,051      1,932
   Deposits - other banks         79         65
   Federal funds sold            275        342
                             -------    -------

 Total interest income        69,328     57,620
                             -------    -------
 Interest expense
   Interest on deposits       28,224     20,673
   Federal funds
    purchased                    452        458
   FHLB and other
    borrowed funds             3,844      2,962
   Securities sold
    under agreements
    to repurchase              2,505      1,864
   Subordinated
    debentures                 1,496      1,494
                             -------    -------

 Total interest expense       36,521     27,451
                             -------    -------

 Net interest income          32,807     30,169
  Provision for loan
   losses                      1,500      1,074
                             -------    -------
 Net interest income
  after provision for
  loan losses                 31,307     29,095
                             -------    -------

 Non-interest income
  Service charges on
   deposit accounts            5,257      4,315
  Other service
   charges and fees            2,834      1,195
  Trust fees                      54        321
  Data processing fees           427        408
  Mortgage banking income        826        850
  Insurance commissions          460        489
  Income from title
   services                      394        519
  Increase in cash value
   of life insurance           1,215        106
  Dividends from FHLB,
   FRB & bankers' bank           434        260
  Equity in loss of
   unconsolidated
   affiliate                    (170)      (148)
  Gain on sale of
   SBA loans                     170         34
  Gain on sale of
   premises and
   equipment, net                181         28
  Gain on sale of
   securities, net                --          1
  Other income                   706        622
                             -------    -------

 Total non-interest
  income                      12,788      9,000
                             -------    -------

 Non-interest expense
  Salaries and
   employee benefits          15,197     14,747
  Occupancy and
   equipment                   4,552      4,128
  Data processing
   expense                     1,314      1,237
  Other operating
   expenses                    9,195      7,650
                             -------    -------

 Total non-interest
  expense                     30,258     27,762
                             -------    -------

 Income before income
  taxes                       13,837     10,333
   Income tax expense          4,015      3,181
                             -------    -------
 Net income                  $ 9,822    $ 7,152
                             =======    =======

                               Home BancShares, Inc.
                           Selected Financial Information
                                    (Unaudited)

                                     Quarter Ended
                     -------------------------------------------------
 (Dollars and shares
   in thousands,
   except per share   Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,
   data)                2007      2007      2006      2006      2006
 ------------------- --------- --------- --------- --------- ---------

 PER SHARE DATA
 --------------

 Diluted earnings
  per share          $   0.29  $   0.27  $   0.26  $   0.25  $   0.25
 Diluted cash
  earnings per share     0.30      0.29      0.28      0.26      0.27
 Basic earnings per
  share                  0.29      0.28      0.25      0.26      0.28
 Dividends per share
  - common              0.035     0.025     0.025     0.025     0.020
 Book value per
  common share          13.83     13.75     13.45     13.12     12.49
 Book value per
  common share with
  preferred
  converted to
  common                13.83     13.75     13.45     13.12     12.52
 Tangible book value
  per common share      11.15     11.05     10.72     10.36      9.23
 Tangible book value
  per common share
  with preferred
  converted to
  common                11.15     11.05     10.72     10.36      9.67

  STOCK INFORMATION
  -----------------

 Average common
  shares outstanding   17,235    17,219    17,202    16,361    12,224
 Average diluted
  shares outstanding   17,544    17,501    17,438    17,291    14,530
 End of period
  common shares
  outstanding          17,238    17,222    17,206    17,196    14,647
 End of period
  common shares
  outstanding
  with preferred
  converted to
  common               17,238    17,222    17,206    17,196    16,807
 Dividends paid on
  preferred stock          --        --        --        49       155

 ANNUALIZED PERFORMANCE RATIOS
 -----------------------------

 Return on average
  assets                 0.92%     0.88%     0.83%     0.83%     0.73%
 Cash return on
  average assets         0.99%     0.95%     0.90%     0.90%     0.81%
 Return on average
  equity                 8.52%     8.30%     7.82%     7.81%     8.56%
 Cash return on
  average tangible
  equity                11.14%    10.96%    10.46%    10.61%    12.80%
 Efficiency ratio       62.95%    62.52%    63.10%    63.72%    66.74%
 Net interest margin
   - FTE                 3.51%     3.42%     3.42%     3.57%     3.52%
 Fully taxable
  equivalent
  adjustment              623       610       553       521       572

 RECONCILIATION OF CASH EARNINGS
 -------------------------------

 GAAP net income        5,061     4,761     4,478     4,288     3,636
 Intangible
  amortization
  after-tax               267       267       267       267       267
                     --------- --------- --------- --------- ---------
 Cash earnings          5,328     5,028     4,745     4,555     3,903
                     ========= ========= ========= ========= =========

 GAAP diluted
  earnings per share     0.29      0.27      0.26      0.25      0.25
 Intangible
  amortization
  after-tax              0.01      0.02      0.02      0.01      0.02
                     --------- --------- --------- --------- ---------
 Diluted cash
  earnings per share     0.30      0.29      0.28      0.26      0.27
                     ========= ========= ========= ========= =========

 OTHER OPERATING EXPENSES
 ------------------------

 Advertising          $   580  $    629  $    645  $    568  $    612
 Amortization of
  intangibles             439       439       439       439       439
 Electronic banking
  expense                 655       530       359       152       160
 Directors' fees          218       174       165       203       202
 Due from bank
  service charges          51        56        86        91        84
 FDIC and state
  assessment              231       260       133       142       127
 Insurance                228       244       289       285       233
 Legal and
  accounting              303       319       278       191       274
 Other professional
  fees                    214       170       284       204       149
 Operating supplies       227       226       256       202       253
 Postage                  171       164       163       171       166
 Telephone                233       228       220       251       284
 Other expense          1,198     1,008       993     1,088       968
                     --------- --------- --------- --------- ---------
  Total other
   operating
   expenses          $  4,748  $  4,447  $  4,310  $  3,987  $  3,951
                     ========= ========= ========= ========= =========

                                              Six Months Ended
                                            --------------------
                                            Jun. 30,    Jun. 30,
                                              2007        2006
                                            --------    --------
              PER SHARE DATA
              --------------

 Diluted earnings per share                 $   0.56    $   0.49
 Diluted cash earnings per share                0.59        0.53
 Basic earnings per share                       0.57        0.56
 Dividends per share - common                  0.060       0.040
 Book value per common share                   13.83       12.49
 Book value per common share with
  preferred converted to common                13.83       12.52
 Tangible book value per common share          11.15        9.23
 Tangible book value per common share with
  preferred converted to common                11.15        9.67

            STOCK INFORMATION
            -----------------

 Average common shares outstanding            17,227      12,174
 Average diluted shares outstanding           17,516      14,463
 End of period common shares outstanding      17,238      14,647
 End of period common shares outstanding
  with preferred converted to common          17,238      16,807
 Dividends paid on preferred stock                --         310

       ANNUALIZED PERFORMANCE RATIOS
       -----------------------------

 Return on average assets                       0.90%       0.74%
 Cash return on average assets                  0.97%       0.81%
 Return on average equity                       8.41%       8.53%
 Cash return on average tangible equity        11.05%      12.83%
 Efficiency ratio                              62.74%      66.70%
 Net interest margin - FTE                      3.47%       3.53%
 Fully taxable equivalent adjustment           1,233       1,155

      RECONCILIATION OF CASH EARNINGS
      -------------------------------

 GAAP net income                               9,822       7,152
 Intangible amortization after-tax               534         525
                                            --------    --------
 Cash earnings                                10,356       7,677
                                            ========    ========

 GAAP diluted earnings per share                0.56        0.49
 Intangible amortization after-tax              0.03        0.04
                                            --------    --------
 Diluted cash earnings per share                0.59        0.53
                                            ========    ========

         OTHER OPERATING EXPENSES
         ------------------------

 Advertising                                $  1,209    $  1,170
 Amortization of intangibles                     878         864
 Electronic banking expense                    1,185         278
 Directors' fees                                 392         406
 Due from bank service charges                   107         154
 FDIC and state assessment                       491         252
 Insurance                                       472         456
 Legal and accounting                            622         556
 Other professional fees                         384         283
 Operating supplies                              453         482
 Postage                                         335         329
 Telephone                                       461         504
 Other expense                                 2,206       1,916
                                            --------    --------

   Total other operating expenses           $  9,195    $  7,650
                                            ========    ========

                               Home BancShares, Inc.
                            Selected Financial Information
                                    (Unaudited)

 (Dollars in    Jun. 30,    Mar. 31,   Dec. 31,   Sep. 30,  Jun. 30,
  thousands)      2007        2007       2006       2006      2006
 -----------   ---------- ---------- ---------- ---------- ----------

 LOAN BALANCES
 -------------

 Real estate
  Commercial
   real estate
   loans
   Non-farm/
    non-
    resid-
    ential     $  555,466 $  519,680 $  465,306 $  454,227 $  424,645
   Construction/
    land
    development   368,632    369,022    393,410    394,036    379,820
   Agricultural    32,235     33,245     11,659     11,598     12,805
  Residential
   real estate
   loans
   Residential
    1-4 family    240,003    231,788    229,588    228,347    226,129
   Multifamily
    residential    37,559     39,329     37,440     34,527     35,017
               ---------- ---------- ---------- ---------- ----------
  Total real
   estate       1,233,895  1,193,064  1,137,403  1,122,735  1,078,416
  Consumer         43,964     42,345     45,056     43,716     41,920
  Commercial and
   industrial     205,760    205,531    206,559    181,673    173,715
  Agricultural     24,969     16,986     13,520     26,439     22,665
  Other            16,425     17,450     13,757     12,716     11,635
               ---------- ---------- ---------- ---------- ----------
   Total loans
    receivable
    before
    allowance
    for loan
    losses      1,525,013  1,475,376  1,416,295  1,387,279  1,328,351
  Allowance
   for loan
   losses          28,112     26,934     26,111     25,952     25,245
               ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable,
   net         $1,496,901 $1,448,442 $1,390,184 $1,361,327 $1,303,106
               ========== ========== ========== ========== ==========

  Loans to
   deposits         92.82%     90.61%     88.12%     89.07%     87.44%

 ALLOWANCE FOR LOAN LOSSES
 -------------------------

  Balance,
   beginning of
   period      $   26,934 $   26,111 $   25,952 $   25,245 $   24,435
  Loans charged
   off                 68        100        529        210        289
  Recoveries of
   loans
   previously
   charged off        566        103        104        268        509
               ---------- ---------- ---------- ---------- ----------
   Net
    (recoveries)
    loans
    charged off      (498)        (3)       425        (58)      (220)
  Provision for
   loan losses        680        820        584        649        590
               ---------- ---------- ---------- ---------- ----------
  Balance, end
   of period    $  28,112 $   26,934 $   26,111 $   25,952  $  25,245
                ========== ========== ========== ========== ==========

  Net
   (recoveries)
   charge-offs
   to average
   loans            -0.13%      0.00%      0.12%    -0.02%      -0.07%
  Allowance for
   loan losses
   to total
   loans             1.84%      1.83%      1.84%     1.87%       1.90%

   NON-PERFORMING ASSETS
   ---------------------

  Non-performing
   loans
   Non-accrual
    loans      $   18,964 $    5,059 $    3,905 $    5,347 $    6,697
   Loans past
    due 90 days
    or more           105      1,116        641        879      1,208
               ---------- ---------- ---------- ---------- ----------
    Total non-
     performing
     loans         19,069      6,175      4,546      6,226      7,905
               ---------- ---------- ---------- ---------- ----------
  Other non-
   performing
   assets
   Foreclosed
    assets
    held for
    sale              182        327        435        732        611
   Other non-
    performing
    assets              1          1         13         15         --
               ---------- ---------- ---------- ---------- ----------
    Total other
     non-
     performing
     assets           183        328        448        747        611
               ---------- ---------- ---------- ---------- ----------
    Total non-
     performing
     assets    $   19,252 $    6,503 $    4,994 $    6,973 $    8,516
               ========== ========== ========== ========== ==========

  Allowance for
   loan losses
   to non-
   performing
   loans           147.42%    436.18%    574.37%    416.83%    319.35%
  Non-performing
   loans to
   total loans       1.25%      0.42%      0.32%      0.45%      0.60%
  Non-performing
   assets to
   total assets      0.86%      0.30%      0.23%      0.33%      0.42%

                      Home BancShares, Inc.
                Consolidated Net Interest Margin
                             (Unaudited)

                                    Three Months Ended
                   ---------------------------------------------------
                           June 30, 2007           June 30, 2006
                   ---------------------------------------------------
 (Dollars in       Average    Income/  Yield/ Average  Income/  Yield/
  thousands)       Balance    Expense  Rate   Balance  Expense  Rate
 -----------       -------    -------  ------ -------  -------  ------
    ASSETS
    ------
 Earning assets
  Interest-bearing
   balances due
   from banks    $    2,319 $    30   5.19%$      3,793 $    49  5.24%
  Federal funds
   sold               3,058      40   5.25%      18,031     235  5.29%
  Investment
   securities -
   taxable          375,609   4,273   4.56%     407,373   4,586  4.57%
  Investment
   securities -
   non-taxable -
   FTE               96,943   1,586   6.56%      97,785   1,581  6.56%
  Loans
  receivable -
  FTE             1,506,237  29,838   7.95%   1,450,789  28,343  7.92%
                 ---------- -------          ---------- -------
   Total
   interest-
   earning
   assets         1,984,166  35,767   7.23%   1,977,771  34,794  7.13%
                            --------                    -------
  Non-earning
   assets           228,174                     219,924
                 ----------                  ----------
   Total assets  $2,212,340                  $2,197,695
                 ==========                  ==========

  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------
 Liabilities
  Interest-bearing
   liabilities
   Interest-
    bearing
    transaction
    and savings
    deposit      $  615,459   4,648   3.03%  $  592,101 $ 4,335  2.97%
   Time deposits    780,836   9,443   4.85%     820,942   9,798  4.84%
                 ---------- -------          ---------- -------
    Total
     interest-
     bearing
     deposits     1,396,295  14,091   4.05%   1,413,043  14,133  4.06%
    Federal funds
     purchased       18,379     247   5.39%      15,397     205  5.40%
    Securities
     sold under
     agreement to
     repurchase     119,610   1,281   4.30%     115,754   1,224  4.29%
    FHLB and other
    borrowed funds  162,880   2,033   5.01%     148,897   1,811  4.93%
    Subordinated
     debentures      44,631     747   6.71%      44,654     749  6.80%
                 ---------- -------          ---------- -------
     Total interest-
      bearing
      liabilities 1,741,795  18,399   4.24%   1,737,745  18,122  4.23%
                            -------                     -------
    Non-interest
     bearing
     liabilities
   Non-interest-
    bearing
    deposits        220,411                     214,461
   Other
    liabilities      11,977                      12,718
                 ----------                  -----------
     Total
      liabilities 1,974,183                   1,964,924
 Shareholders'
  equity            238,157                     232,771
                 ----------                  -----------
   Total
    liabilities
    and
    shareholders'
    equity       $2,212,340                  $2,197,695
                 ==========                  ==========
  Net interest
   spread                             2.99%                      2.90%
  Net interest
   income and
   margin - FTE             $17,368   3.51%             $16,672  3.42%
                            =======                     =======

                       Home BancShares, Inc.
                Consolidated Net Interest Margin
                             (Unaudited)

                                    Six Months Ended
                   ---------------------------------------------------
                           June 30, 2007           June 30, 2006
                   ---------------------------------------------------
(Dollars in        Average    Income/  Yield/ Average  Income/  Yield/
 thousands)        Balance    Expense  Rate   Balance  Expense  Rate
------------       -------    -------  ------ -------  -------  ------

    ASSETS
    ------
 Earning assets
  Interest-bearing
   balances due
   from banks    $    3,052 $     79  5.22%  $    2,911 $    65  4.50%
  Federal funds
   sold              10,502      275  5.28%      14,651     342  4.71%
  Investment
   securities -
   taxable          391,401    8,859  4.56%     430,514   9,436  4.42%
  Investment
   securities -
   non-taxable -
   FTE               97,364    3,167  6.56%      92,303   3,006  6.57%
  Loans
   receivable -
   FTE            1,478,666   58,181  7.93%   1,251,476  45,926  7.40%
                 ----------- -------         ---------- -------
  Total interest-
   earning assets 1,980,985   70,561  7.18%   1,791,855  58,775  6.61%
                             -------                    -------
 Non-earning
  assets            224,073                     171,776
                 ----------                  ----------
  Total assets   $2,205,058                  $1,963,631
                 ==========                  ==========

  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------

 Liabilities
  Interest-bearing
   liabilities
   Interest-
    bearing
    transaction
    and savings
    deposits       603,845  $ 8,982   3.00%  $  527,723 $ 5,965  2.28%
   Time deposits   800,778   19,242   4.85%     737,137  14,708  4.02%
                   -------   ------             -------  ------
    Total
     interest-
     bearing
     deposits     1,404,623  28,224   4.05%   1,264,860  20,673  3.30%
  Federal funds
   purchased         16,896     452   5.39%      19,191     458  4.81%
  Securities sold
   under agreement
   to repurchase    117,693   2,505   4.29%     102,208   1,864  3.68%
  FHLB and other
   borrowed funds   155,927   3,844   4.97%     135,932   2,962  4.39%
  Subordinated
   debentures        44,642   1,496   6.76%      44,734   1,494  6.73%
                 ----------- -------         ---------- -------
   Total interest-
    bearing
    liabilities   1,739,781  36,521   4.23%   1,566,925  27,451  3.53%
                            -------                     -------
  Non-interest
   bearing
   liabilities
   Non-interest-
    bearing
    deposits        217,453                     217,453
   Other
    liabilities      12,345                      10,255
                    -------                     -------
    Total
     liabilities  1,969,579                   1,794,633
 Shareholders'
  equity            235,479                     168,998
                 ----------                  ----------
  Total
   liabilities and
   shareholders'
   equity        $2,205,058                  $1,963,631
                 ==========                  ==========
 Net interest
  spread                              2.95%                      3.08%
 Net interest
  income and
  margin - FTE              $34,040   3.47%             $31,324  3.53%
                            =======                     =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770